S  E  L  I  G  M  A  N
----------------------
     CAPITAL
     FUND, INC.

                                MID-YEAR REPORT
                                  JUNE 30,2000

                                 --------------

                                SEEKING CAPITAL

                                APPRECIATION BY

                                  INVESTING IN

                               MID-CAPITALIZATION

                                 GROWTH STOCKS





                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[PHOTO]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...
Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


--------------------------------------------------------------------------------

  TABLE OF CONTENTS
  To the Shareholders ................................   1
  Interview With Your Portfolio Manager ..............   2
  Performance Overview ...............................   4
  Portfolio Overview .................................   6
  Portfolio of Investments ...........................   8
  Statement of Assets and Liabilities ................   9
  Statement of Operations ............................  10
  Statements of Change in Net Assets .................  11
  Notes to Financial Statements ......................  12
  Financial Highlights ...............................  15
  Report of Independent Auditors .....................  17
  Board of Directors .................................  18
  Executive Officers AND For More Information ........  19
  Glossary of Financial Terms ........................  20

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

For the six-month period ended June 30, 2000, Seligman Capital Fund delivered a strong total return of 29.21% based on the net asset value of Class A shares. During the same time period, the Lipper Mid Cap Funds Average and the Russell Midcap Growth Index posted total returns of 10.32% and 12.15%, respectively. A discussion with your Portfolio Manager regarding the Fund's results begins on page 2.

While the first six months of 2000 were rewarding for the Fund, the overall investment environment was challenging. The Dow Jones Industrial Average lost 9.13% and the Standard & Poor's 500 Composite Stock Index (S&P 500) was flat at -0.42%. These lackluster returns were not surprising, given the economic environment.

In June 1999, in an effort to slow the economy, the Federal Reserve Board began raising interest rates; the most recent was a relatively aggressive hike of 50 basis points in May. For nearly a year, the Fed's efforts seemed to have little effect on the strong US economy and investors soon became concerned that the Fed would be unable to achieve its objective of an economic "soft landing." This could prompt additional rate hikes, adversely affecting corporate profits and stock prices.

As the six months ended June 30, 2000, came to a close, the economy finally showed signs of a slowdown. "Concept stocks," those companies with interesting ideas but no earnings, and growth stocks temporarily regained some momentum, after having fallen out of favor in the middle of the period. At the end of the six months, in which investors wavered between growth and value stocks, the broad market averages delivered generally flat results. Mid-capitalization stocks fared better, however, and Seligman Capital Fund delivered strong returns, in both absolute and relative terms.

Looking ahead, we feel the economy will continue to moderate and the market will continue to broaden. In such an environment, we think the fundamentals of long-term investing will be more important than ever, and diversification will once again be crucial for long-term success.

We believe investors should work with their financial advisors to balance their portfolios to include a range of market capitalizations, to take advantage of a possibly broadening market; international stocks, which may deliver strong returns as the world economy continues to recover; and "old economy" companies, which may do well as they begin to utilize new technologies to produce and deliver their products.

While we think the economic slowdown and the corresponding moderation of the stock market are healthy long-term trends, the investment environment may in fact become more challenging. In 1999, many investors were successful simply by buying stocks that appeared to be on upward price trends. The remainder of 2000 may present an environment that is more complex, making professional management, such as is offered through mutual funds, crucial.

Mutual funds provide investors with an opportunity to obtain the services of money managers who have years of experience in specific disciplines, and who have the support of research teams to find the best opportunities throughout the world and across markets. Mutual funds can also provide diversification, which is important for long-term investment success.

We thank you for your continued support of Seligman Capital Fund, and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ WILLIAM C. MORRIS
----------------------
William C. Morris
Chairman


/s/ BRIAN T. ZINO
----------------------
Brian T. Zino
President
August 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q:  HOW DID SELIGMAN CAPITAL FUND PERFORM DURING THE FIRST SIX MONTHS OF 2000?

A: For the six months ended June 30, 2000, Seligman Capital Fund posted a total return of 29.21% based on the net asset value of Class A shares. This return solidly outpaced both the 10.32% total return delivered by the Fund's peers, as measured by the Lipper Mid Cap Funds Average, and the 12.15% total return delivered by the Russell Midcap Growth Index.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FIRST SIX MONTHS OF 2000?

A: The investment environment during this time was a challenging one. The Federal Reserve Board's interest rate hikes seemed, at first, to have little effect on the strong US economy. If the economy did not slow gradually, in other words have a "soft landing," the economy could have been at risk for a "hard landing," or a recession. Energy prices were also on the rise, further contributing to inflation fears.

    While the market as a whole was volatile, the technology sector experienced even greater fluctuations and, in March, suffered a substantial correction. Expectations for these stocks, reflected in their steep valuations, had begun to exceed the reality of what these companies could reasonably deliver. However, during the first half, a few factors came together to provide the catalysts for these stocks to decline to more reasonable levels.

    The first contributing factor was the overall market environment of rising interest rates and energy prices. Within the technology sector specifically, the US government's lawsuit against Microsoft put pressure on the entire group. Then, in February, biotechnology stocks began to decline when the Clinton administration commented that biotechnology information would be free, diminishing hopes for the profits of these companies. Shortly thereafter, business-to-business Internet stocks declined. By the end of March, the entire sector was in the midst of a correction that would not begin to reverse until the end of May.

Q:  WHAT WAS YOUR STRATEGY DURING THE FIRST HALF OF THE YEAR?

A: The first six months of this year were choppy and uncertain, making it challenging to navigate the Fund. However, we remained a few steps ahead of the market most of the time, allowing the Fund to deliver strong returns for the period.

    During this time, we underweighted consumer stocks, which benefited the Fund's overall performance. With higher interest rates and energy prices, we felt that consumer strength would necessarily diminish, making it difficult for these companies to deliver the strong profits they saw in 1999. We realized that this slow down could take some time, but were convinced it would happen. We looked ahead to the fourth quarter

[PHOTO]
GLOBAL GROWTH TEAM: (STANDING, FROM LEFT) CRAIG CHODASH, DAVID LEVY, SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), JONATHAN MARK, PETER PAONE, (SEATED, FROM
LEFT) MARION SCHULTHEIS (PORTFOLIO MANAGER), SANDRA LEU, JACK CHANG

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Capital Fund is managed by the Seligman Global Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted by a team of seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

    of 2000 -- the important holiday season -- and determined that these companies would be unable to match the holiday season of 1999, which had been particularly strong. During the first half of this year, the market began to factor this probability into these companies' stock prices, and the group was one of the worst-performing sectors for the six-month period.

    We maintained a significant overweighting in energy and utility stocks, which were among the best- performing sectors during the first half. Utility companies across the nation, and around the world, are being deregulated, creating enormous opportunities for growth within a sector that has not been a growth sector in recent years. In addition, natural gas reserves fell to 20-year lows and demand for electricity soared, with about 13% of this demand coming from the high-growth area of technology.

    Throughout the period, the Fund was about benchmark-weighted in technology, which is a substantial weighting of about half the portfolio's assets. Despite the March correction, the technology sector delivered strong performance for the period as a whole. Within technology, the Fund was overweighted in optical networking and Internet infrastructure stocks, including Internet security stocks, and these areas delivered strong returns.

    At the beginning of this fiscal year, the Fund had substantial exposure to business-to-business Internet stocks. By the second quarter, however, we had significantly reduced exposure to this group because we felt that expectations were too high. Although the Fund suffered somewhat when these stocks began their decline in February, we avoided greater losses by reducing the Fund's exposure when we did.

    We increased the Fund's weighting to specialty pharmaceutical stocks -- primarily generic drug companies -- during the period, and they performed well over the first half of the year. We were, and remain, enthusiastic about these companies because they have little exposure to patent expiration and legislative risks.

Q: WHAT ASSET ALLOCATION CHANGES, IF ANY, DO YOU PLAN TO MAKE DURING THE SECOND HALF OF 2000?

A: We don't anticipate making any major changes. We plan to continue to underweight consumer stocks, at least until the fourth quarter. We are also planning to maintain the Fund's overweighting in energy stocks. The world is still in the early stages of energy deregulation, and we think that this will continue to benefit this sector. Also, demand for electricity has never been higher, and this is likely to continue as technological expansion demands more and more energy.

    Within the technology sector, we look at how corporate budgets are allocating future expenditures and attempt to predict demand in this way. Corporations are now overwhelmingly focused on building web infrastructure -- to communicate internally, to communicate with their customers, and to communicate with other businesses. We are thus enthusiastic about web infrastructure stocks, especially companies that offer Internet security. We will also be seeking to build exposure to wireless companies, which we think will deliver solid long-term returns. We believe this is where the future of the Internet lies. People want to be mobile, and will want to connect to e-mail and to the entire Internet without being dependent on physical telephone lines and cables.

Q:  WHAT IS YOUR OUTLOOK?

A: We expect continued high volatility in the market nearly through year-end. Most market watchers believe that the Federal Reserve Board is nearly done raising interest rates. However, it will take some time for this interest-rate uncertainty, which has been hanging over the market for a year, to subside. We expect the economy to achieve a soft landing, and as the evidence for this comes in, the markets should calm by the fourth quarter. A more moderate economy and a more stable interest-rate environment should create a positive backdrop for stocks in 2001 and, during the second half of this year, we will be positioning the Fund in an effort to take advantage of such a scenario.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2000

                                                                      AVERAGE ANNUAL
                                      -------------------------------------------------------------------------------
                                                                               CLASS B     CLASS C    CLASS D
                                                                                SINCE       SINCE      SINCE
                                   SIX       ONE         FIVE        10       INCEPTION   INCEPTION  INCEPTION
                                 MONTHS*     YEAR        YEARS      YEARS      4/22/96     5/27/99    5/3/93
                               -----------  ------      -------    -------  -------------------------------------
CLASS A**
With Sales Charge                   23.06%      71.56%      30.32%     20.77%        n/a         n/a         n/a
Without Sales Charge                29.21       80.11       31.60      21.36         n/a         n/a         n/a

CLASS B**
With CDSC+                          23.71       73.66         n/a        n/a       28.77%        n/a         n/a
Without CDSC                        28.71       78.66         n/a        n/a       28.98         n/a         n/a

CLASS C**
With Sales Charge and CDSC          26.38       75.97         n/a        n/a         n/a       82.28%        n/a
Without Sales Charge and CDSC       28.67       78.73         n/a        n/a         n/a       84.78         n/a

CLASS D**
With 1% CDSC                        27.67       77.73         n/a        n/a         n/a         n/a         n/a
Without CDSC                        28.67       78.73       30.60        n/a         n/a         n/a       22.55%

LIPPER MID CAP FUNDS AVERAGE***     10.32       35.26       22.23      17.91       20.52+++    39.29++     19.19o

RUSSELL MIDCAP GROWTH INDEX***      12.15       48.60       26.37      19.77       25.54+++    53.40++     22.72o

NET ASSET VALUE                                                              CAPITAL GAIN INFORMATION
                  JUNE 30, 2000  DECEMBER 31, 1999    JUNE 30, 1999          FOR THE SIX MONTHS ENDED JUNE 30, 2000
                ---------------- -----------------  -----------------
CLASS A              $34.90           $27.01            $21.69               REALIZED                         $5.841oo
CLASS B               31.34            24.35             19.86               UNREALIZED                        8.992ooo
CLASS C               31.37            24.38             19.87
CLASS D               31.37            24.38             19.87

  The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Mid Cap Funds Average and the Russell Midcap Growth Index are unmanaged benchmarks that assume investment of dividends. The Lipper Mid Cap Funds Average and the Russell Midcap Growth Index exclude the effect of fees and/or sales charges. Investors cannot invest directly in an average or an index. The monthly performance of the Lipper Mid Cap Funds Average is used in the Performance Overview.
   + The CDSC is 5% for periods of one year or less, and 2% since inception.
  ++ From May 31, 1999.
 +++ From April 30, 1996.
   o From April 30, 1993.
  oo Excludes $1.503 per share of net gain realized in November and December
     1999, paid on July 28, 2000.
 ooo Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2000.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT


CLASS A SHARES
JUNE 30, 1990 TO JUNE 30, 2000

[the following represents a chart in the printed piece]

$9,525*
Initial Amount Invested

$66,018
Total Value at June 30, 2000

6/30/90 .............  9525
                       7371
                       8638
                      10463
6/30/91 ............. 10546
                      11795
                      13361
                      13184
6/30/92 ............. 12583
                      13369
                      14906
                      15045
6/30/93 ............. 14888
                      15842
                      15621
                      15141
6/30/94 ............. 13388
                      14554
                      14519
                      15334
6/30/95 ............. 16723
                      18157
                      19937
                      21305
6/30/96 ............. 23006
                      23620
                      23274
                      22306
6/30/97 ............. 25479
                      28793
                      28459
                      31698
6/30/98 ............. 32447
                      25886
                      33901
                      33022
6/30/99 ............. 36655
                      35726
                      51093
                      62461
6/30/00 ............. 66018

CLASS B SHARES
APRIL 22, 1996+ TO JUNE 30, 2000

[the following represents a chart in the printed piece]

$10,000 Initial Amount Invested

$29,062**
Total Value at June 30, 2000

4/22/96 ............  10000
6/30/96 ............  10456
                      10712
12/31/96 ...........  10533
                      10077
6/30/97 ............  11487
                      12957
12/31/97 ...........  12773
                      14205
6/30/98 ............  14512
                      11554
12/31/98 ...........  15103
                      14685
6/30/99 ............  16266
                      15816
12/31/99 ...........  22580
                      27559
6/30/00 ............  29062

CLASS C SHARES
MAY 27, 1999+ TO JUNE 30, 2000

[the following represents a chart in the printed piece]

$9,902*
Initial Amount Invested

$19,407**
Total Value at June 30, 2000

5/27/99 ............   9900
6/30/99 ............  10858
9/30/99 ............  10563
12/31/99 ...........  15083
3/31/00 ............  18405
6/30/00 ............  19407

CLASS D SHARES
MAY 3, 1993+ TO JUNE 30, 2000

[the following represents a chart in the printed piece]

$10,000
Initial Investment

$42,919
Total Value at June 30, 2000

5/3/93 .............. 10000
6/30/93               10353
                      10998
                      10812
                      10437
6/30/94 .............  9163
                       9933
                       9867
                      10390
6/30/95 ............. 11298
                      12245
                      13417
                      14315
6/30/96 ............. 15429
                      15806
                      15543
                      14869
6/30/97 ............. 16949
                      19119
                      18859
                      20960
6/30/98 ............. 21424
                      17060
                      22297
                      21680
6/30/99 ............. 24013
                      23360
                      33356
                      40703
6/30/00 ............. 42919


These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.


----------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effects of the 2% or 1% CDSC for Class B or Class C shares, respectively.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 2000

                                                                                                           PERCENT OF NET ASSETS
                                                                                                       ----------------------------
                                                                                                           JUNE 30,  DECEMBER 31,
                                                           ISSUES         COST                VALUE          2000        1999
                                                           ------      -------------      -------------    -------      -------
COMMON STOCKS:
   Basic Materials ......................................      1      $  1,713,432       $   1,711,200         0.3        3.4
   Capital Goods ........................................      4        20,533,268          34,546,251         5.1       11.3
   Communication Services ...............................     12        77,914,925         106,772,822        15.8        0.8
   Consumer Cyclicals ...................................      3        16,359,063          23,155,375         3.4       15.2
   Consumer Staples .....................................     --                --                  --          --        2.1
   Electronic Technology ................................     13       100,729,384         134,403,720        19.9       16.3
   Energy ...............................................      1         4,173,998           7,616,131         1.1        2.4
   Financial Services ...................................      4        30,223,102          38,118,775         5.7        6.4
   Health Care ..........................................     11        75,614,414         102,766,941        15.2       10.4
   Technology Services ..................................     12        95,672,342         141,663,121        21.0       22.6
   Transportation .......................................     --                --                  --          --        1.5
   Utilities ............................................      4        28,807,326          39,806,175         5.9        3.4
                                                             ---      ------------       -------------       -----      -----
                                                              65       451,741,254         630,560,511        93.4       95.8
SHORT-TERM HOLDINS AND
   OTHER ASSETS LESS LIABILITIES ........................      3        44,630,768          44,630,768         6.6        4.2
                                                             ---      ------------       -------------       -----      -----
NET ASSETS ..............................................     68      $496,372,022        $675,191,279       100.0      100.0
                                                             ===      ============       =============       =====      =====


LARGEST INDUSTRIES
JUNE 30, 2000

[the following represents a chart in the printed piece]

                                          Percent of
                                          Net Assets
                                          ----------
TECHNOLOGY SERVICES ...................      21             $141,663,121
ELECTRONIC TECHNOLOGY .................      19.90          $134,403,720
COMMUNICATIONS SERVICES ...............      15.80          $106,772,822
HEALTH CARE ...........................      15.20          $102,766,941
UTILITIES .............................       5.90          $ 39,806,175

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                           SHARES
                               ------------------------------
                                                HOLDINGS
ADDITIONS                          INCREASE      6/30/00
-------------                     ----------- ------------
Aether Systems ..................    74,800        74,800
Brocade Communications
  Systems .......................    98,300        98,300
Computer Sciences ...............   154,200       154,200
El Paso Energy ..................   260,900       260,900
Entercom Communications .........   266,500       266,500
GlobeSpan .......................   139,100       139,100
Phone.com .......................   148,100       148,100
Quest Software ..................   239,900       298,400(1)
SunGard Data Systems ............   403,700       403,700
Sycamore Networks ...............   177,300       177,300


                                           SHARES
                               ------------------------------
                                                HOLDINGS
REDUCTIONS                         DECREASE      6/30/00
---------------                  ------------- ------------
American Power Conversion .......   273,600            --
Broadcom (Class A) ..............    62,000 (2)        --
Cadence Design Systems ..........   527,700            --
Ciena ...........................    48,200       107,100
Cintas ..........................   241,900 (3)        --
Corning .........................    72,100            --
Gentex ..........................   278,500            --
JDS Uniphase ....................   120,300 (4)        --
Royal Caribbean Cruises .........   143,800            --
VERITAS Software ................    69,350 (5)        --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


----------
(1) Includes 58,500 shares received as a result of a 2-for-1 stock split.
(2) Includes 29,000 shares received as a result of a 2-for-1 stock split.
(3) Includes 92,900 shares received as a result of a 3-for-2 stock split.
(4) Includes 57,900 shares received as a result of a 2-for-1 stock split.
(5) Includes 19,450 shares received as a result of a 3-for-2 stock split.

--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2000


SECURITY                                       VALUE
-----------                              -----------------
Elan (ADRs) ............................   $21,850,156
ALZA ...................................    19,771,400
Symbol Technologies ....................    19,657,350
Sycamore Networks ......................    19,575,028
Redback Networks .......................    19,054,275
Watson Pharmaceuticals .................    18,941,500
Brocade Communications Systems .........    18,010,403
Ciena ..................................    17,848,884
GlobeSpan ..............................    16,948,466
Quest Software .........................    16,561,200
--------------------------------------------------------------------------------
                                        7

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000




                                      SHARES         VALUE
                                   ----------    ------------
COMMON STOCKS  93.4%
BASIC MATERIALS  0.3%
Minerals Technologies                 37,200     $  1,711,200
                                                 ------------
CAPITAL GOODS  5.1%
Dynegy (Class A)                      71,700        4,898,006
Molex                                122,375        5,896,945
Newport News Shipbuilding            111,400        4,093,950
Symbol Technologies                  364,025       19,657,350
                                                 ------------
                                                   34,546,251
                                                 ------------
COMMUNICATION SERVICES  15.8%
Accelerated Networks*                 19,600          826,263
Brocade Communications
  Systems*                            98,300       18,010,403
Efficient Networks*                  115,000        8,463,281
Entercom Communications*             266,500       12,991,875
EXFO Electro-Optical
  Engineering* (Canada)                3,700          162,569
McLeodUSA (Class A)*                 276,000        5,718,375
Network Appliance*                    79,300        6,381,172
ONI Systems*                          46,200        5,415,506
Redback Networks*                    106,300       19,054,275
Scientific-Atlanta                    91,000        6,779,500
StorageNetworks*                      37,600        3,394,575
Sycamore Networks*                   177,300       19,575,028
                                                 ------------
                                                  106,772,822
                                                 ------------
CONSUMER CYCLICALS  3.4%
Circuit City Stores--Circuit
  City Group                         217,200        7,208,325
Harley-Davidson                      146,800        5,651,800
Reader's Digest Association
  (Class A)                          259,000       10,295,250
                                                   ----------
                                                   23,155,375
                                                   ----------
ELECTRONIC TECHNOLOGY  19.9%
Art Technology Group*                112,900       11,399,372
Ciena*                               107,100       17,848,884
Exodus Communications*               107,600        4,959,688
Finisar*                             480,200       12,590,244
GlobeSpan*                           139,100       16,948,466
InfoSpace*                           112,900        6,241,253
Maxim Integrated Products*            91,700        6,227,003
Phone.com*                           148,100        9,658,897
PMC-Sierra* (Canada)                  49,900        8,865,047
RSA Security*                         85,200        5,916,075
Silicon Laboratories*                120,300        6,428,531
Vitesse Semiconductor*               166,300       12,238,641
Xilinx*                              182,600       15,081,619
                                                 ------------
                                                  134,403,720
                                                 ------------
ENERGY  1.1%
Weatherford International*           191,300        7,616,131
                                                 ------------
FINANCIAL SERVICES  5.7%
ACE (Bermuda)                        513,300       14,372,400
AFLAC                                204,400        9,389,625
Allied Capital                       433,600        7,384,750
Paychex                              166,000        6,972,000
                                                 ------------
                                                   38,118,775
                                                 ------------

                                     SHARES OR
                                     PRIN. AMT.      VALUE
                                   -------------  -----------
HEALTH CARE  15.2%
ALZA*                                334,400shs.  $19,771,400
Andrx*                               157,800       10,084,406
Elan (ADRs)* (Ireland)               451,100       21,850,156
Forest Laboratories*                  61,100        6,171,100
Gilead Sciences*                      47,500        3,379,922
IDEC Pharmaceuticals*                 27,800        3,260,419
Immunex*                              63,500        3,141,266
MedImmune*                            46,900        3,469,134
PE Corp--PE Biosystems Group          49,300        3,247,638
Stryker                              216,000        9,450,000
Watson Pharmaceuticals*              352,400       18,941,500
                                                 ------------
                                                  102,766,941
                                                 ------------
TECHNOLOGY SERVICES  21.0%
Aether Systems*                       74,800       15,331,662
BMC Software*                        259,700        9,470,934
Computer Sciences*                   154,200       11,516,812
Internet Security Systems*           144,300       14,245,116
Mercury Interactive*                  41,700        4,035,778
NCR*                                 117,200        4,563,475
Quest Software*                      298,400       16,561,200
Rational Software*                   130,900       12,161,428
Siebel Systems*                       97,400       15,934,031
Software.com*                         83,000       10,779,626
SunGard Data Systems*                403,700       12,514,700
VeriSign*                             82,500       14,548,359
                                                 ------------
                                                  141,663,121
                                                 ------------
UTILITIES  5.9%
AES*                                  263,400      12,017,625
Calpine*                               59,400       3,905,550
El Paso Energy                        260,900      13,289,594
Kinder Morgan                         306,500      10,593,406
                                                 ------------
                                                   39,806,175
                                                 ------------
TOTAL COMMON STOCKS
   (Cost $451,741,254)                            630,560,511
                                                 ------------
FIXEDTIMEDEPOSITS  9.9%
Bank of Montreal,
  6.75%, 7/3/2000                 $30,000,000      30,000,000
Canadian Imperial Bank
  of Commerce, Grand
Cayman, 6.875%, 7/3/2000            6,800,000       6,800,000
Dexia Banque Grand Cayman,
   7%, 7/3/2000                    30,000,000      30,000,000
                                                 ------------
TOTAL FIXEDTIME
  DEPOSITS
   (Cost $66,800,000)                              66,800,000
                                                 ------------
TOTAL INVESTMENTS  103.3%
   (Cost $518,541,254)                            697,360,511
OTHER ASSETS
  LESS LIABILITIES  (3.3)%                        (22,169,232)
                                                 ------------
NET ASSETS  100.0%                               $675,191,279
                                                 ============

----------
*Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments, at value:
  Common stocks (cost $451,741,254) .............     $630,560,511
  Short-term holdings (cost $66,800,000) ........       66,800,000          $697,360,511
                                                 -----------------
Cash ..................................................................           24,703
Receivable for securities sold ........................................       20,420,656
Receivable for Capital Stock sold .....................................        6,316,113
Receivable for interest and dividends .................................          118,132
Investment in, and expenses prepaid to,
  shareholder service agent ...........................................           68,817
Other .................................................................           22,080
                                                                            ------------
TOTAL ASSETS ..........................................................      724,331,012
                                                                            ------------

LIABILITIES:
Payable for securities purchased ......................................       47,611,170
Payable for Capital Stock repurchased                                            507,259
Accrued expenses and other .............................................       1,021,304
                                                                            ------------
TOTAL LIABILITIES ......................................................      49,139,733
                                                                            ------------
NET ASSETS .............................................................    $675,191,279
                                                                            ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000
  shares authorized; 19,886,462
  shares outstanding):
  Class A ..............................................................    $ 14,579,172
  Class B ..............................................................       2,060,626
  Class C ..............................................................       1,280,698
  Class D ..............................................................       1,965,966
Additional paid-in capital .............................................     331,519,869
Accumulated net investment loss ........................................      (1,233,419)
Undistributed net realized gain ........................................     146,199,110
Net unrealized appreciation of investments .............................     178,819,257
                                                                            ------------
NET ASSETS .............................................................    $675,191,279
                                                                            ============

NET ASSET VALUE PER SHARE:
CLASS A ($508,755,638 / 14,579,172 shares) .............................          $34.90
                                                                            ============
CLASS B ($64,583,385 / 2,060,626 shares) ...............................          $31.34
                                                                            ============
CLASS C ($40,180,143 / 1,280,698 shares) ...............................          $31.37
                                                                            ============
CLASS D ($61,672,113 / 1,965,966 shares) ...............................          $31.37
                                                                            ============

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000


INVESTMENT INCOME:
Interest .................................................   $ 1,175,927
Dividends ................................................       757,736
                                                           -------------
TOTAL INVESTMENT INCOME ........................................................$  1,933,663

EXPENSES:
Management fee ...........................................     1,274,015
Distribution and service fees ............................     1,107,559
Shareholder account services .............................       486,040
Shareholder reports and communications ...................        69,539
Registration .............................................        49,686
Auditing and legal fees ..................................        32,099
Custody and related services .............................        31,085
Directors' fees and expenses .............................         5,771
Miscellaneous ............................................         5,047
                                                           -------------
TOTAL EXPENSES .................................................................   3,060,841
                                                                                ------------
NET INVESTMENT LOSS ............................................................  (1,127,178)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments .........................   116,156,954
Net change in unrealized appreciation of investments .....    26,802,129
                                                           -------------
NET GAIN ON INVESTMENTS ........................................................ 142,959,083
                                                                                ------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................$141,831,905
                                                                                ============

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                           SIX MONTHS ENDED      YEAR ENDED
                                                             JUNE 30, 2000    DECEMBER 31, 1999
                                                            --------------    -----------------
OPERATIONS:
Net investment loss ......................................   $ (1,127,178)     $ (1,799,758)
Net realized gain on investments .........................    116,156,954       121,498,199
Net change in unrealized appreciation of investments .....     26,802,129        37,487,124
                                                             ------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS ...................    141,831,905       157,185,565
                                                             ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ...............................................             --       (36,375,675)
   Class B ...............................................             --        (2,808,369)
   Class C ...............................................             --          (517,034)
   Class D ...............................................             --        (3,925,756)
                                                             ------------     -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ................             --       (43,626,834)
                                                             ------------     -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ........................     79,880,397        28,920,645
Exchanged from associated Funds ..........................     93,001,941       424,053,053
Value of shares issued in payment of gain distributions ..             --        39,215,129
                                                             ------------     -------------
Total ....................................................    172,882,338       492,188,827
                                                             ------------     -------------
Cost of shares repurchased ...............................    (32,590,963)      (66,378,922)
Exchanged into associated Funds ..........................    (68,390,254)     (418,486,746)
                                                             ------------     -------------
Total                                                        (100,981,217)     (484,865,668)
                                                             ------------     -------------
INCREASE IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS .......................     71,901,121         7,323,159
                                                             ------------     -------------


INCREASE IN NET ASSETS ...................................    213,733,026       120,881,890

NET ASSETS:
Beginning of period ......................................    461,458,253       340,576,363
                                                             ------------     -------------
END OF PERIOD (including accumulated net investment
loss of $1,233,419 and $106,241, respectively) ...........   $675,191,279      $461,458,253
                                                             ============     =============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Capital Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

b. SECURITY TRANSACTIONS AND RELATED INVESTMENT
   INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2000, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

      On July 20, 2000, distributions of $0.152 and $1.351 were declared from net realized short- and long-term gains, respectively, from investment transactions. The capital gains were paid on July 28, 2000, to shareholders of record on July 20, 2000.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2000, amounted to $569,702,515 and $524,176,527, respectively.

   At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $193,389,538 and $14,570,281, respectively.

NOTES TO FINANCIAL STATEMENTS


4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                       CLASS A
               ------------------------------------------------------
                    SIX MONTHS ENDED               YEAR ENDED
                      JUNE 30, 2000             DECEMBER 31, 1999
                 ----------------------    --------------------------

                   SHARES       AMOUNT        SHARES        AMOUNT
               -------------------------   --------------------------
Sale of shares    1,083,212  $33,223,109       648,005    $13,780,619
Exchanged from
 associated Funds 2,246,518   69,363,777    18,244,569    377,466,453
Shares issued in
 payment of gain
 distributions           --           --     1,404,287     32,621,486
               ------------  -----------   -----------    -----------
Total             3,329,730  102,586,886    20,296,861    423,868,558
               ------------  -----------   -----------    -----------
Cost of shares
 repurchased       (884,061) (26,024,223)   (2,709,116)   (57,492,741)
Exchanged into
 associated
 Funds           (2,137,129) (65,230,863)  (18,191,912)  (376,121,834)
               ------------  -----------   -----------   ------------
Total            (3,021,190) (91,255,086)  (20,901,028)  (433,614,575)
               ------------  -----------   -----------   ------------
Increase
 (Decrease)         308,540  $11,331,800      (604,167)  $ (9,746,017)
               ============ ============   ===========   ============


                                       CLASS B
               ------------------------------------------------------
                    SIX MONTHS ENDED               YEAR ENDED
                      JUNE 30, 2000             DECEMBER 31, 1999
                 ----------------------    --------------------------

                   SHARES       AMOUNT        SHARES        AMOUNT
               -------------------------   --------------------------
Sale of shares      556,071  $15,460,026       273,780    $ 5,404,724
Exchanged from
  associated
   Funds            473,828   12,986,263     1,682,235     33,058,593
Shares issued
 in payment
   of gain
  distributions          --           --       120,691      2,530,887
               ------------  -----------    ----------    -----------
Total             1,029,899   28,446,289     2,076,706     40,994,204
               ------------  -----------    ----------    -----------
Cost of shares
  repurchased      (111,877)  (3,077,317)     (143,649)    (2,781,912)
Exchanged into
  associated
    Funds           (52,251)  (1,372,539)   (1,542,309)   (30,464,814)
               ------------  -----------    ----------    -----------
Total              (164,128)  (4,449,856)   (1,685,958)   (33,246,726)
               ------------  -----------    ----------    -----------
Increase            865,771  $23,996,433       390,748    $ 7,747,478
               ============  ===========    ==========    ===========


                                     CLASS C
               ------------------------------------------------------
                    SIX MONTHS ENDED               YEAR ENDED
                      JUNE 30, 2000             DECEMBER 31, 1999
                 ----------------------    --------------------------

                   SHARES       AMOUNT        SHARES        AMOUNT
               -------------------------   --------------------------
Sale of shares      987,381  $27,592,317       280,002     $5,703,121
Exchanged from
  associated
    Funds            36,814    1,067,058         1,938         42,021
Shares issued
  in payment
   of gain
   distributions         --           --        23,962        502,721
               ------------  -----------    ----------    -----------
Total             1,024,195   28,659,375       305,902      6,247,863
               ------------  -----------    ----------    -----------
Cost of shares
  repurchased       (23,018)    (632,925)       (6,589)      (133,481)
Exchanged into
  associated
    Funds           (15,934)    (450,304)       (3,858)       (79,244)
               ------------  -----------    ----------    -----------
Total               (38,952)  (1,083,229)      (10,447)      (212,725)
               ------------  -----------    ----------    -----------
Increase            985,243  $27,576,146       295,455     $6,035,138
               ============  ===========    ==========    ===========

* Commencement of offering of shares.

                                     CLASS D
               ------------------------------------------------------
                    SIX MONTHS ENDED               YEAR ENDED
                      JUNE 30, 2000             DECEMBER 31, 1999
                 ----------------------    --------------------------

                   SHARES       AMOUNT        SHARES        AMOUNT
               -------------------------   --------------------------
Sale of shares      130,930  $ 3,604,945       207,659    $ 4,032,181
Exchanged from
  associated
   Funds            359,470    9,584,843       682,324     13,485,986
Shares issued
  in payment
  of gain
  distributions          --           --       169,688      3,560,035
               ------------  -----------    ----------    -----------
Total               490,400   13,189,788     1,059,671     21,078,202
               ------------  -----------    ----------    -----------
Cost of shares
  repurchased      (106,707)  (2,856,498)     (314,527)    (5,970,788)
Exchanged into
  associated
   Funds            (49,774)  (1,336,548)     (600,383)   (11,820,854)
               ------------  -----------    ----------    -----------
Total              (156,481)  (4,193,046)     (914,910)   (17,791,642)
               ------------  -----------    ----------    -----------
Increase            333,919  $ 8,996,742       144,761     $3,286,560
               ============  ===========    ==========    ===========

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.47% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $42,101 from sales of Class A shares. Commissions of $328,846 and $257,844 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2000, fees incurred under the Plan aggregated $537,826 or 0.25% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS


   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $222,361, $98,415 and $248,957, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2000, such charges amounted to $9,001.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2000, amounted to $23,079.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2000, Seligman Services, Inc. received commissions of $6,864 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $69,031, pursuant to the Plan.

    Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $483,790 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $2,199.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2000, of $88,055 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2000, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS


   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                       CLASS A
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                          YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                       6/30/00       1999         1998         1997         1996         1995
                                                     ---------      -------      -------      -------      -------      -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...............   $27.01       $20.06       $17.48       $16.36       $15.59       $13.17
                                                      -------      -------      -------      -------      -------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ................................    (0.05)       (0.08)       (0.04)       (0.06)       (0.04)       (0.02)
Net realized and unrealized gain
  on investments ...................................     7.94         9.80         3.30         3.61         2.68         4.74
                                                      -------      -------      -------      -------      -------       ------
TOTAL FROM INVESTMENT OPERATIONS ...................     7.89         9.72         3.26         3.55         2.64         4.72
                                                      -------      -------      -------      -------      -------       ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain .......       --        (2.77)       (0.68)       (2.43)       (1.87)       (2.30)
                                                      -------      -------      -------      -------      -------       ------
TOTAL DISTRIBUTIONS ................................       --        (2.77)       (0.68)       (2.43)       (1.87)       (2.30)
                                                      -------      -------      -------      -------      -------       ------
NET ASSET VALUE, END OF PERIOD .....................   $34.90       $27.01       $20.06       $17.48       $16.36       $15.59
                                                      =======      =======      =======      =======      =======       ======

TOTAL RETURN: ......................................    29.21%       50.71%       19.12%       22.28%       16.74%       37.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...........  $508,756     $385,379     $298,319     $284,214     $259,514     $215,688
Ratio ofexpenses to average net assets .............     0.97%+       1.02%        0.99%        1.05%        1.07%        1.09%
Ratio of net investment income (loss)
  toaverage net assets .............................    (0.26)%+    (0.39)%      (0.24)%      (0.29)%      (0.25)%      (0.11)%
Portfolio turnover rate ............................    101.00%     174.68%      132.18%      104.33%       94.97%      103.06%

----------
See footnotes on page 16.

FINANCIAL HIGHLIGHTS


                                                                           CLASS B                                 CLASS C
                                                -----------------------------------------------------     ----------------------
                                                SIX MONTHS       YEAR ENDED DECEMBER 31,     4/22/96*     SIX MONTHS    5/27/99*
                                                   ENDED    ------------------------------      TO           ENDED        TO
                                                  6/30/00    1999       1998       1997      12/31/96       6/30/00    12/31/99
                                                  ------     ----       ----       ----       ------         -----      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $24.35    $18.44     $16.24     $15.47      $16.43       $24.38      $18.12
                                                   ------    ------     ------     ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................    (0.13)    (0.22)     (0.17)     (0.18)      (0.10)       (0.13)      (0.11)
Net realized and unrealized gain
  on investments ...............................     7.12      8.90       3.05       3.38        1.01         7.12        9.14
                                                   ------    ------     ------     ------      ------       ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............     6.99      8.68       2.88       3.20        0.91         6.99        9.03
                                                   ------    ------     ------     ------      ------       ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...       --     (2.77)     (0.68)     (2.43)      (1.87)          --       (2.77)
                                                   ------    ------     ------     ------      ------       ------      ------
TOTAL DISTRIBUTIONS ............................       --     (2.77)     (0.68)     (2.43)      (1.87)          --       (2.77)
                                                   ------    ------     ------     ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD .................   $31.34    $24.35     $18.44     $16.24      $15.47       $31.37      $24.38
                                                   ======    ======     ======     ======      ======       ======      ======

TOTAL RETURN: ..................................     28.71%    49.51%     18.24%     21.26%       5.33%       28.67%      52.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......    $64,583   $29,097    $14,824    $8,437       $4,337      $40,180      $7,202
Ratio of expenses to average net assets ........      1.72%+    1.77%      1.75%      1.81%       1.89%+       1.72%+      1.75%+
Ratio of net investment income (loss)
  to average net assets ........................     (1.01)%+  (1.14)%    (1.00)%    (1.05)%     (0.99)%+     (1.01)%+    (1.02)%+
Portfolio turnover rate ........................     101.00%   174.68%    132.18%    104.33%      94.97%++    101.00%     174.68%+++

                                                                                        CLASS D
                                                 -----------------------------------------------------------------------------
                                                  SIX MONTHS                       YEAR ENDED DECEMBER 31,
                                                     ENDED      --------------------------------------------------------------
                                                     2000         1999         1998         1997          1996           1995
                                                    ------       ------        ------       ------        ------        ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ............   $24.38       $18.45        $16.25       $15.47        $14.94        $12.82
                                                    ------       ------        ------       ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .............................    (0.13)       (0.22)        (0.17)       (0.18)        (0.16)        (0.14)
Net realized and unrealized gain
  on investments ................................     7.12         8.92          3.05         3.39          2.56          4.56
                                                    ------       ------        ------       ------        ------        ------
TOTAL FROM INVESTMENT OPERATIONS ................     6.99         8.70          2.88         3.21          2.40          4.42
                                                    ------       ------        ------       ------        ------        ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ....       --        (2.77)        (0.68)       (2.43)        (1.87)        (2.30)
                                                    ------       ------        ------       ------        ------        ------
TOTAL DISTRIBUTIONS .............................       --        (2.77)        (0.68)       (2.43)        (1.87)        (2.30)
                                                    ------       ------        ------       ------        ------        ------
NET ASSET VALUE, END OF PERIOD ..................   $31.37       $24.38        $18.45       $16.25        $15.47        $14.94
                                                    ======       ======        ======       ======        ======        ======

TOTAL RETURN: ...................................    28.67%       49.60%        18.23%       21.34%        15.84%        35.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ........  $61,672       $39,781       $27,433      $26,088       $19,974        $9,137
Ratio of expenses toaverage net assets ..........    1.72%+        1.77%         1.75%        1.81%         1.83%         2.02%
Ratio of investment income (loss) to
  average net assets ............................  (1.01)%+      (1.14)%       (1.00)%      (1.05)%       (1.00)%       (1.06)%
Portfolio turnover rate .........................  101.00%       174.68%       132.18%      104.33%        94.97%       103.60%


----------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CAPITAL FUND, INC.:


We have audited the accompanying statement of assets and liabilities of Seligman Capital Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations for the six months then ended, and of changes in net assets for the six months then ended and for the year ended December 31, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of June 30, 2000, the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
August 11, 2000

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4 DIRECTOR, Kimberly-Clark Corporation DIRECTOR, Baptist Medical Center DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------
FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------
                                       19

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund.The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       109 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN CAPITAL FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQCA3  6/00                             [RECYCLE LOGO] Printed on Recycled Paper